Exhibit 32




                Certification pursuant to 18 U.S.C. Section 1350,
                       as adopted pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


May 15, 2006


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re:  Certification Required Under Section 906 of Sarbanes-Oxley Act of 2002

In connection with the accompanying report on Form 10-Q for the period ended September 30, 2005, and filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Allan D. Keel, President and CEO of Crimson Exploration Inc. (the "Company"), and E. Joseph Grady, Senior Vice President and Chief Financial Officer of the Company hereby certify that:

      1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Crimson Exploration Inc.


/s/   Allan D. Keel
-------------------------------------------------
By: Allan D. Keel
President and Chief Executive Officer


/s/   E. Joseph Grady
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By: E. Joseph Grady
Senior Vice President and Chief Financial Officer